AMENDMENT NO. 2
                           TO THE AMENDED AND RESTATED
                        THIRD PARTY FEEDER FUND AGREEMENT
                        ---------------------------------

     The Amended and Restated Third Party Feeder Fund Agreement, dated as of October 22, 1999, by and among E*TRADE Funds, E*TRADE Securities, Inc. and Master Investment Portfolio is hereby further amended as follows:

         1. Schedule A is hereby amended and substituted with the attached Schedule A.

         2. Schedule B is hereby amended and substituted with the attached Schedule B.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Amended and Restated Third Party Feeder Fund Agreement to be executed by their respective officers, thereunto duly authorized, as of __________, 2000.

E*TRADE Funds
     on behalf of itself and each Fund
     set forth on Schedule A

By:________________________

Title:_____________________



E*TRADE Securities, Inc.

By:________________________

Title:_____________________



MASTER INVESTMENT PORTFOLIO
         on behalf of itself and each Master
         Portfolio set forth on Schedule B

By:_______________________

Title:____________________

                                   SCHEDULE A
                                  E*TRADE FUNDS
                                 --------------

                                   PORTFOLIOS

                           E*TRADE S&P 500 Index Fund
                       E*TRADE Extended Market Index Fund
                             E*TRADE Bond Index Fund
                        E*TRADE International Index Fund
                        E*TRADE Premier Money Market Fund
                         E*TRADE Russell 2000 Index Fund

                                   SCHEDULE B
                           MASTER INVESTMENT PORTFOLIO
                           ---------------------------


                                   PORTFOLIOS

                         S&P 500 Index Master Portfolio
                         Extended Index Master Portfolio
                           Bond Index Master Portfolio
                      International Index Master Portfolio
                          Money Market Master Portfolio
                       Russell 2000 Index Master Portfolio